EXHIBIT 10.1

FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

This FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (“Amendment”) is dated as of June 25, 2009, but is effective as of May 2, 2009, among METHODE ELECTRONICS, INC., a Delaware corporation (the “Borrower”), each lender party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, and L/C Issuer.

WHEREAS, the Borrower, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and Bank of America, N.A., as Administration Agent and L/C Issuer are parties to that certain Credit Agreement, dated as of December 19, 2002, as amended by the Amendment to Credit Agreement dated as of November 3, 2005, the Amendment to Credit Agreement dated as of January 31, 2006 and the Waiver and Amendment dated as of February 28, 2007 (the “Existing Credit Agreement,” and as amended and modified by this Amendment and any future amendments, restatements, supplements and modifications thereto, the “Credit Agreement”) (terms defined in the Credit Agreement shall have the same respective meanings when used herein);

WHEREAS, the Borrower has requested that Agent and Lenders agree to waive the Events of Default as a result of the Borrower’s non-compliance with Section 6.02(b) and Section 7.13(b) of the Existing Credit Agreement for the fiscal quarter ended January 31, 2009 and amend the Credit Agreement in certain respects, all as more fully hereinafter set forth, and

WHEREAS, Agent and Required Lenders are willing to waive such Events of Default and amend and modify the Existing Credit Agreement, effective as of May 2, 2009 (except as otherwise indicated herein), on the terms and conditions contained herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

WAIVERS

Subject to the satisfaction of the conditions precedent set forth in Article IV of this Amendment, the Agent and Lenders hereby waive the Borrower’s non-compliance with Section 6.02(b) and Section 7.13(b) of the Existing Credit Agreement, solely with respect to the Borrower’s fiscal quarter ended January 31, 2009.  The Borrower agrees that the foregoing waivers are specific in time and in intent and do not constitute, nor shall they be construed as, a waiver of any other right, power or privilege under the Existing Credit Agreement, any of the other Loan Documents or under any agreement, contract, indenture, document or other instrument executed and delivered in connection with the Loan Documents; nor shall the waiver contained in this Article 1 constitute a waiver of any other Default or Event of Default of any other term or provision under the Existing Credit Agreement or any of the other Loan Documents.

ARTICLE II

AMENDMENT

2.01.        Effective as of March 15, 2009, Section 1.1 of the Credit Agreement is amended so that the definition of “Applicable Rate” shall be amended prospectively from such date as follows:

“Applicable Rate” means as to (i) any Eurodollar Rate Loan or Letter of Credit, a margin per annum equal to 2.75%, (ii) any Base Rate Loan, a margin per annum equal to 1.50% and (iii) the Commitment Fee, a margin per annum equal to 0.50%.

2.02.        Section 1.1 of the Credit Agreement is amended so that the definition of “Consolidated Debt to EBITDA Ratio” shall read in its entirety as follows:

“Consolidated Debt to EBITDA Ratio” means as of any date of determination, the ratio of (i) Net Consolidated Indebtedness on such date to (ii) Consolidated EBITDA for the most recent period of twelve consecutive fiscal months then ended, to be reported by Borrower for each fiscal month in a monthly Compliance Certificate; provided that in the case of any fiscal month ending prior to October 31, 2009, the Consolidated Debt to EBITDA Ratio shall be calculated by annualizing the Consolidated EBITDA component of such calculation for the period from November 2, 2008 to the measurement date.

2.03.        Section 1.1 of the Credit Agreement is amended so that the definition of “Consolidated EBITDA” shall read in its entirety as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, and (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) cash restructuring charges deducted in determining such Consolidated Net Income in an aggregate amount not to exceed $12,000,000 during the term of this Agreement, (f) the amount of non-cash restructuring and non-cash goodwill and intangible asset impairment charges deducted in determining such Consolidated Net Income.

2.04.        Section 1.1 of the Credit Agreement is amended by adding a definition of “Consolidated Interest Coverage Ratio” as follows:

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges paid in cash for such period; provided that for the fiscal quarter ending nearest July 31, 2009, the measurement period for both components shall be the prior three fiscal quarters ending on such date.

2.05.        Section 1.1 of the Credit Agreement is amended to delete the definition of “Consolidated Fixed Charge Coverage Ratio”.

2.06.        Section 1.1 of the Credit Agreement is amended by adding a definition of “Net Consolidated Indebtedness” as follows:

“Net Consolidated Indebtedness” means at any time total Indebtedness of the Borrower and its Subsidiaries minus an amount equal to 33% of the aggregate amount of unencumbered cash or Investments in cash equivalents of the Borrower and its Subsidiaries; provided that if the result of such subtraction is negative, the amount shall be zero.

2.07.        Section 6.02(b) of the Credit Agreement is amended to read in its entirety as follows:

(b)           concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), and within 30 days after the end of any fiscal month of the Borrower that is not a fiscal year or fiscal quarter end, a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

2.08.        Section 7.07(d) of the Credit Agreement is amended to read in its entirety as follows:

(d)           the Borrower may declare or pay cash dividends to its stockholders provided that immediately before and after giving effect to such declaration or payment, (i) no Default or Event of Default would exist and (ii) the Borrower’s Consolidated Debt to EBITDA Ratio is less than 1.50:1.00, and

2.09.        Section 7.07(e) of the Credit Agreement is amended to read in its entirety as follows:

(e)           the Borrower may purchase or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash (individually, a “Share Repurchase” and collectively, the “Share Repurchases”), provided that (1) any shares of the Borrower’s capital stock, warrants, rights or options so purchased or acquired shall be retired concurrently with such purchase or acquisition (or held by the Borrower thereafter as treasury shares), (2) immediately before and after giving effect to any such Share Repurchase pursuant to this Section 7.07(e), (i) no Default or Event of Default would exist, and (ii) the Borrower’s Consolidated Debt to EBITDA Ratio is less than 1.50:1.00.

2.10.        Section 7.13 of the Credit Agreement is amended to read in its entirety as follows:

7.13  Financial Covenants.

(a)  Consolidated Net Worth.  Permit Consolidated Net Worth as of the end of any fiscal quarter of the Borrower to be less than the sum of (a) 85% of Consolidated Net Worth as of May 2, 2009, plus (b) an amount equal to 50% of the Consolidated Net Income earned in each fiscal quarter ending after May 2, 2009 (with no deduction for a net loss in any such fiscal quarter), plus (c) an amount equal to 100% of the aggregate cumulative net proceeds of any Equity Issuance after May 2, 2009; minus (d) the amount of non-cash restructuring and non-cash goodwill and intangible asset impairment charges deducted in determining Consolidated Net Income after May 2, 2009.

(b)  Consolidated Interest Coverage Ratio.  Beginning with the fiscal quarter ending nearest July 31, 2009, permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 3.50:1.00.

(c)  Consolidated Debt to EBITDA Ratio.  Beginning with the fiscal month ending May 2, 2009, permit its Consolidated Debt to EBITDA Ratio as of the end of any fiscal month of the Borrower to exceed 2.50:1.

2.11.        The Credit Agreement is further amended so that Exhibit C shall read in its entirety as set forth in Schedule 1 attached hereto:

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

3.01.        After giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct as of the date hereof as though made on the date hereof and as though applied to the Credit Agreement as amended by this Amendment (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 3.01, the representations and warranties contained in Section 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01 (a) and (b) of the Credit Agreement).

3.02.        After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE IV

CONDITIONS PRECEDENT

This Amendment shall become effective as of May 2, 2009 (or in the case of Section 2.01 hereof, effective as of March 15, 2009),  upon receipt by the Administrative Agent of all of the following in form and substance satisfactory to the Administrative Agent:

4.01.        counterparts of this Amendment and Acknowledgement (or an executed facsimile copy hereof and thereof), executed by the Borrower, the Required Lenders and the Guarantors, respectively;

4.02.        a Guaranty Supplement in the form attached to this Amendment;

4.03.        a duly completed Compliance Certificate for the Borrower’s fiscal quarter ended January 31, 2009;

4.04.        for the ratable account of each Lender which executes and delivers its signature page hereto as and when required by the Administrative Agent, an amendment fee equal to 0.10% of such Lender’s Commitment;

4.05.        evidence of the payment to the Administrative Agent in immediately available funds of all reasonable legal fees and expenses of the Administrative Agent to the extent theretofore invoiced;

4.06.        a certificate of the Secretary or the Assistant Secretary each of the Borrower and its Domestic Subsidiaries as to resolutions, and the signatures and incumbency of officers authorized to sign this Amendment; and

4.07.        such other documents as the Administrative Agent shall require.

ARTICLE V

GENERAL

5.01.        As amended or modified by this Amendment, the Loan Documents shall remain in full force and effect.  References to the Credit Agreement in any of the Loan Documents shall be deemed to include a reference to the Credit Agreement as amended or modified hereby, whether or not reference is made to this Amendment.  Section headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

5.02.        This Amendment may be executed in any number of counterparts (each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument).

5.03.        The Borrower agrees to pay to or reimburse the Administrative Agent, upon demand, for all reasonable costs and expenses incurred (including legal expenses) in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

5.04.        All obligations of the Borrower and rights of the Administrative Agent and the Lenders, that are expressed herein, shall be in addition to and not in limitation to those provided by applicable law.  This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws.  Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

5.05.        The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Lenders to forbear or execute similar amendments under the same or similar circumstances in the future.

5.06.        This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

5.07.        This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment supercedes all prior drafts and communications with respect hereto.  This Amendment may not be amended except in accordance with the provisions of Section 10.1 of the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each parties hereto have caused this Agreement to be duly executed as of the date first above written.

METHODE ELECTRONICS, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender, and L/C
Issuer

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

ACKNOWLEDGEMENT

The undersigned hereby acknowledges and agrees to the foregoing Amendment and confirms that its Loan Documents remain in full force and effect and are hereby reaffirmed.

ABAS, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

AUTOMOTIVE SAFETY TECHNOLOGIES, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

CABLECO TECHNOLOGIES, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

DUEL SYSTEMS, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

KBA, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

MAGNA-LASTIC DEVICES, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

TRACE LABORATORIES, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

METHODE DEVELOPMENT COMPANY

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

METHODE ELECTRONICS CONNECTIVITY TECHNOLOGIES, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

C. E. THERMAL SYSTEMS, LLC

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

HETRONIC INTERNATIONAL, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

HETRONIC USA, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

HETRONIC ASIA HOLDING, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President

TOUCHSENSOR TECHNOLOGIES, L.L.C.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Treasurer

VALUE ENGINEERED PRODUCTS, INC.

By:	/s/ Douglas A. Koman
Name:	Douglas A. Koman
Title:	Vice President